 Prospectus Supplement                                                                September 29, 2023

Healthcare & Life Sciences Fund

ETAHX         Class A Shares           ETCHX        Class C Shares
ETNHX         Class N Shares            ETIHX         Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus for the Fund, dated November 1, 2022, as supplemented March 31, 2023, and should be read in conjunction with such Prospectus.

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Effective October 1, 2023, Kyle Rasbach, PhD, PharmD, Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Dr. Finny Kuruvilla will serve the Fund as the Lead Portfolio Manager. Accordingly, the following revisions to the Prospectus are effective October 1, 2023:

1.	The following information replaces the section in the Fund’s Prospectus entitled “FUND SUMMARY/ Eventide Healthcare & Life Sciences Fund – Portfolio Managers”:

Portfolio Managers. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Dr. Kyle Rasbach, Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund and are responsible for the day to day management of the Fund’s portfolio. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund as a Portfolio Manager since the Fund commenced operations in 2012. Dr. Rasbach has served the Fund as a Portfolio Manager since October 2023.

2.	The second paragraph under the heading “MANAGEMENT OF THE FUNDS - Portfolio Managers” of the Fund’s Prospectus is amended as follows:

Dr. Finny Kuruvilla and Dr. Kyle Rasbach serve as Portfolio Managers of the Healthcare & Life Sciences Fund and are responsible for the day to day management of the Fund’s portfolio. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

3.	The following paragraph is added to the section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUND -Portfolio Managers”:

Kyle Rasbach (Healthcare & Life Sciences Fund)

EVENTIDE                                                                                                                                                                                              1

PROSPECTUS SUPPLEMENT

Kyle Rasbach, PhD, PharmD, joined Eventide in April 2022, and has led Eventide’s Healthcare team across all Eventide Investment products since June 2022 under the supervision of the Adviser’s Co-Chief Investment Officers.  Dr. Rasbach has served as a Managing Director for the Eventide Healthcare Innovation Fund I, LP, since November 2022.

Dr. Rasbach has extensive experience in clinical pharmacology, basic science, and healthcare equity research. Prior to joining Eventide, Dr. Rasbach was a Managing Partner at Pappas Capital, a life science venture capital firm that invests across biotechnology, biopharmaceuticals, drug delivery, and medical devices, from 2017-2022. Earlier in his career he was an equity research analyst and Vice President at T. Rowe Price from 2013-2017, where he managed pharmaceutical, specialty pharmaceutical, and biotechnology investments. Prior to joining T. Rowe Price, Dr. Rasbach was an equity research associate and Vice President at Cowen and Company from 2010-2013, where he covered global pharmaceutical equities.

Dr. Rasbach holds a PhD in Pharmaceutical and Biomedical Sciences as well as a PharmD from the Medical University of South Carolina; he completed his postdoctoral training in the laboratory of Bruce Spiegelman at the Harvard Medical School. He also holds an MBA from The Citadel and a BS in Biology from Denison University.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

EVENTIDE                                                                                                                                                                                              2